Exhibit 99.2

Sandy Springs

GEORGIA

Sandy Springs Community Development Department

Building Division Permit Requirements

LAND DISTURBANCE PERMIT	12-00001116

550 NORTHRIDGE PKWY		June 11, 2012

COMMENTS:

Please be sure to address all the items listed below that are in non-compliance. Clearly identify all corrections and additions with your next submittal. This will eliminate unnecessary delays and additional effort regarding the review of this project and issuance of a permit. Sandy Springs Community Development Department will address all resubmitted projects in the order received relative to all plans. Any additional documents submitted regarding this project require a seal by the appropriate design professional. It is the responsibility of the project personnel to insert modified drawings into the submitted drawing sets, if only modified sheets are resubmitted.

Resubmitted plans may generate further comments.

ADA COMPLIANCE

ROBERT WHEELER

Robert Wheeler has generated the following comments related to building code plan review. Please send responses and/or questions to Robert Wheeler, Sandy Springs Community Development Department, Building Division, 7840 Roswell Road, Building 500, Sandy Springs, GA 30350 Phone 770-206-1545. FAX 770-206-1562. E-mail robert.wheeler@sandyspringsga.org

REVISIONS REQUIRED

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .
On Sheet C-201 show one van accessible parking space and aisle in the clubhouse parking that comply with Section 502.2 of the 2010 ADA Standards for Accessible Design.

ARBORIST

MICHAEL BARNETT

Michael Barnett has generated the following comments related to site plan review. Please send responses and/or inquiries to Michael Barnett, Sandy Springs Community Development Division, 7840 Roswell Road, Building 500 Sandy Springs, GA 30350 Phone 770-206-1572. Fax 770-206-1534. email michaelbarnett@sandyspringsga.org

REVISIONS REQUIRED

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .

Please refer to the new requirements for parking lot landscaping. 4.23.2. PARKING LOT LANDSCAPING. At-grade, non-single family parking lots shall have a landscaped area equal to or greater than 10% of the total paved area. The 10% or greater area to be landscaped shall be located in islands within the paved area and within ten (10) feet of the perimeter of the paved area. Such landscape areas shall include minimum three (3) inch caliper shade trees as approved by the City Arborist and minimum soil volume as stated in Section A.12, Landscape Strips, Buffers, and Parking, of the Administrative Standards. Landscaping in landscape areas shall preserve and maintain adequate sight lines from the minor lane to the major lane. Alternate methods of landscaping parking lots (i.e. vegetative systems that can be used to quantify a reduction in parking lot runoff and improvement of water quality, and/or an overall reduction in the heat island effect of parking lots) may be approved whenever the Director determines that the alternate method equals or exceeds this standard.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .
Show a section of the pervious wall. Walls are typically not allowed within the impervious setback without a variance.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .

Add the following note to the plan: AFTER THE PERMIT IS ISSUED CONTACT THE DEPARTMENT OF COMMUNITY DEVELOPMENT AT 770.730.5600 TO SCHEDULE A PRE-CONSTRUCTION MEETING WITH THE SITE INSPECTOR PRIOR TO ANY LAND DISTURBANCE,BUILDING CONSTURCTION OR DEMOLITION.

FIRE REVIEW

DAVID ADAMS

David Adams, R.A. has generated the following coments related to fire code plans review. Please send responses and/or inquires to David Adams, Sandy Springs Fire Department, 7840 Roswell Road, Building 500, Altanta, GA 30350. Phone 770 206-2083. FAX 770 206-1562. E-mail david.adams@sandyspringsga.org

APPROVED

Requirement Completed, Initials:	APPROVED
Place found in the drawing set: .
Ensure the grade does not exceed 10% per the IFC.

SITE-BENNET WHITE

JOHN BENNETT WHITE

Bennett White (770-206-1567) has generated the following comments relating to this permit application. Please resubmit plans addressing the comments. Comments indicated as “Approved” are satisfactorily addressed.

REVISIONS REQUIRED

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .
Regarding GaSWCC Checklist Item #24: Revise the erosion plan and/or supporting data and calcs for Sd-3 #2 as necessary to result in agreement between plan, data, and calcs.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .

Regarding GaSWCC Checklist Item #37: Within the certification revise qualified to Certified and provide signature from the party that contracts for the documents which is typically not the design professional.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .

Regarding GaSWCC Checklist Items #52 and #53: Provide GaSWCC compliant details and/or specs, as applicable, for Sd-2P Ds3, Mb, and Ds4; as well as for any BMPs added, if any, as a result of plan revisions.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .

On the plans provide a statement that an as-built certification, subject to review, of the detention facility that serves this site, that certifies that the facility is functioning as designed, must be accepted by the Community Development Department before the issuance of a Certificate of Occupancy.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .

On the plans clearly indicate that the proposed pool is not part of the Land Disturbance Permit and will require a separate Sandy Springs Pool Permit as well as approval from the Fulton County Health Department.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .
Submit a copy of the Fulton County stamped approved plans for the proposed dumpster pad.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .
Submit a copy of the Fulton County stamped approved plans for the proposed sanitary sewer revisions and extension.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .
Submit a copy of the City of Atlanta approved plans for the proposed water system connections.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .
On the plans provide a note that clearly indicates that the proposed gate across the entry drive is not part of the Land Disturbance Permit and will require a separate Fence Permit.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .
Provide a copy of a completed standard Owners Indemnification and Maintenance Agreement for Detention Ponds, prior to recording, for acceptance.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .
Regarding GaSWCC Checklist Item #1: Submit a completed GaSWCC Checklist.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .
On the plans, for the Water Quality Diversion Structures specify the diversion weir material and top elevation.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .
In the hydrology report provide a basin map that includes depicting and labeling the location of the existing detention facility that receives runoff from this site.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .

Provide a copy of the Rochester and Associates Report or excerpts of same sufficient to provide the following: The designed outlet configuration of the detention pond, the stage-storage data for the detention pond, the existing and developed basin maps encompassing the site, the design/analysis parameters used in the report (runoff coefficients, times of concentration, drainage areas, etc.). If any design/analysis parameters for this LDP are inconsistent with corresponding parameters used in the detention design, revise the new analysis and/or proposed development as necessary to comply with detention design.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .
Revise Erosion Control Plans to provide perimeter erosion control down slope of all disturbed areas at entrance.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .

Please be advised that retaining walls that equal or exceed 4ft in height require permitting. PE signed and sealed design drawings are among the requirements for permitting retaining walls equaling or exceeding 8ft in height. Retaining walls must be permitted before initiating construction of retaining walls.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .
Regarding GaSWCC Checklist Item #2: Provide signature, seal and GaSWCC Level 2 certification number of plan preparer on sheets C501 and C502.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .
Regarding GaSWCC Checklist Item #11: Delineate the resultant drainage basins on the Intermediate Phase Erosion Plan.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .
Regarding GaSWCC Checklist Item #15: Provide the standard GaSWCC required design parameters and specs for the proposed St’s at the Sd-3 discharge locations.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .
Regarding GaSWCC Checklist Item #17: Provide all the required information as described in the GaSWCC guidance narrative for this checklist item.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .

Regarding GaSWCC Checklist Item #24: On the plans, for each proposed Sd-3, provide the completed GaSWCC standard Figures 6-22.8 and 6-22.9 from the Manual for Erosion and Sediment Control in Georgia (The Manual) and GaSWCC complaint details for an anti-vortex trash rack and concrete riser base. If any Sd-2’s are proposed for sediment storage, provide a completed standard GaSWCC design data block from page 6-146 of The Manual for each proposed excavated Sd-2 and correlate to the Sd-2 on the plan.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .

Regarding GaSWCC Checklist Item #27: On the erosion plans delineate and label the location of the area provided for washing of concrete tools, mixer chutes, hoppers, and the rear of vehicles. Provide a detail of the washout area BMP.

Requirement Completed, Initials:
Place found in the drawing set: .

Regarding GaSWCC Checklist Item #31: Revise the Initial Phase Erosion Control Plan to reduce the Initial limits of disturbance to encompass only the areas that need to be disturbed to install the required 67cy/acre sediment storage, BMPs such as Dis associated with the sediment storage BMPs, the construction exit, and perimeter BMPs. Clearly indicate on the plans that areas upstream of the required sediment storage BMPs shall be cleared only after the sediment storage BMPs are installed. Revise the Intermediate Phase Plan and/or add additional phase plans sufficient to demonstrate sequencing that maintains 67cy of sediment storage for all disturbed unstabilized areas throughout the project duration. Provide a written rationale, subject to review, for each proposed disturbed unstabilized area, if any, that does not drain to a sediment basin (Rt, Sd-2E, or Sd-3).

REVISIONS REQUIRED

TRANSPORTATION

KRISTEN WESCOTT

Kristen Wescott has generated the following comments related to transportation review. Please send responses and/or inquiries to Kristen Wescott, Sandy Springs Public Works Division, 7840 Roswell Road, Building 500 Sandy Springs, GA 30350 Phone: 770-206-2018. Fax: 770-206-2578. email: kwescott@sandyspringsga.gov

REVISIONS REQUIRED

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .
On Sheets C201 and C202, replace accessible curb ramp on western side of driveway with GDOT Type D (noted as Type A ramp for symbol E).

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .

On Sheet C201, add the following note,“All traffic striping to be applied on asphalt in the right-of-way shall be thermoplastic. All traffic striping to be applied on concrete in right-of-way shall be preformed thermoplastic.”

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .
On Sheet C201, provide symbol legend and detail for striping on Northridge Parkway.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .
On Sheet C202, label taper length of sidewalk from 5’ to 4’.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .
On Sheet C202, at driveway location, driveway is to intersect Northridge Parkway at 90 degrees. Per standard driveway radii to be 35’. Add to text comment, “commercial” driveway detail 304.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .
On Sheet C202, remove 2 unlabeled signs shown in the right-of-way on Northridge Parkway.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .
As referenced on Sheet C202, add the following details: Detail A and Detail C gore striping, pavement arrow striping, and Fulton County standard 304. Reference paving striping to details.

Requirement Completed, Initials:	REVISIONS REQUIRED
Place found in the drawing set: .
On Sheet C301, provide spot elevations at flow line and at right-of-way line on driveway. Driveway apron shall meet GDOT detail A1.